UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of report (Date of earliest event reported)
                                January 10, 2006

                             TEDA TRAVEL GROUP, INC.
________________________________________________________________________________
             (Exact name of registrant as specified in its charter)

        Delaware                         000-30264                 11-3177042
________________________________________________________________________________
(State or Other Jurisdiction       (Commission File Number)   (I.R.S. Employer
   of Incorporation)                                         Identification No.)

   Suite 2102 Chinachem Century Tower, 178 Gloucester Road,
                          Wanchai, Hong Kong                          94065
________________________________________________________________________________
               (Address of Principal Executive Offices)            (Zip Code)

                                 (852) 2833-2186
               ___________________________________________________
               Registrant's Telephone Number, Including Area Code

________________________________________________________________________________
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
          Year.


Registrant reports that on January 10, 2006 the Board of Directors of Registrant amended and restated the Registrant's Bylaws (the "Restated Bylaws"). Pursuant to the Registrant's Certificate of Incorporation, the Registrant's Bylaws may be amended by the Board of Directors. As a result of the amendment and restatement, the following material provisions have been revised or added. A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and the foregoing description is qualified in its entirety by reference to Exhibit 3.2.

     (i)  Article II of the Bylaws was expanded to provide:

          a. that the Board of Directors may authorize that meetings of stockholders may be held solely by means of remote communication as authorized by Section 211(a)(2) of the Delaware General Corporation Law;

          b. that special meetings of stockholders may be called by the President and Chief Executive Officer of the Registrant and to add provisions for the specific methodology by which persons other than the Board of Directors shall call a special meeting of the stockholders;

          c. that notice of stockholder meetings may be given by electronic transmission;

          d.   the methodology for adjourning and continuing adjourned meetings;

     (ii) Article II, Section 2.6 of the Bylaws was amended to provide that the holders of one-third of a majority of the Registrant's stock issued and outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at all meetings of the stockholders; provided, however that where a separate vote by a class or series or classes or series is required, a quorum shall consist of no less than one-third of the shares of such class or series or classes or series.

     (iii)A new Article III dealing with the Company's Board of Directors, including the power and size of the Board, election, appointment and removal of board members and meetings of the Board has been added;

     (iv) A new Article IV dealing with the establishment and conduct of committees of the Company's Board of Directors has been added;

     (v) A new Article V concerning the executive officers of the Company was added, including the type of officers and the appointment and removal of officers;

     (vi) A new Article VI was added concerning the maintenance of corporate records;

     (vii)A new Article VII was added concerning general matters, including such matters as the execution of corporate instruments and the issuance of stock certificates;

     (viii) A new Article VIII was added concerning notice to the Company's stockholders by electronic transmission;

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     (ix) A new  Article  IX was added  concerning  the  indemnification  of the
          Company's officers and directors; and

     (x) A new Article X was added providing that the bylaws may be adopted, amended or repealed by the stockholders entitled to vote. However, the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (b) Financial Statements
         None

     (c) Exhibits.

Exhibit   Description
Number
_______  ________________________________________________________________
 3.2     Amended and Restated Bylaws dated January 10, 2006

                                   SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                                     TEDA TRAVEL GROUP, INC.


Date: January 17, 2006                             By: /s/ Godfrey Chin Tong Hui
                                                   _____________________________
                                                         Godfrey Chin Tong Hui
                                                         Chief Executive Officer

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